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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2003



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


         United States                333-109768               22-2382028
         -------------                ----------               ----------
(State or other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Numbers)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                             ----------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (302) 575-5000


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Item 5. Other Events

                  On October 28, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Manhattan Auto Owner Trust 2003-C (the "Issuer") pursuant to a Trust Agreement, dated as of October 28, 2003, between Chase USA and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

                  On October 28, 2003, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to
Section 3810 of Title 12 of the Delaware Code.

                  On December 9, 2003, the Owner Trustee filed a Corrected Certificate of Trust in respect of the Issuer with the Delaware Secretary of State to correct the address of the Owner Trustee.

                  Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee") executed on December 9, 2003, and delivered to Simpson Thacher & Bartlett LLP, as counsel for the Issuer, on December 9, 2003, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits
         --------

         4.1          Corrected Certificate of Trust of the Issuer.

         4.2          Trust Agreement pursuant to which the Issuer was formed.

         25.1 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MANHATTAN BANK USA, NATIONAL
                                   ASSOCIATION (Registrant)


                                   By: /s/ Patricia M. Garvey
                                       ----------------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President

Date: December 10, 2003



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number              Exhibit
--------------              -------

4.1                   Corrected Certificate of Trust of the Issuer.

4.2                   Trust Agreement pursuant to which the Issuer was formed.

25.1 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.